Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CI

NINETY- FOURTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Ninety-fourth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document no. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided ACPV (as defined in the Agreement) for Customer’s use, pursuant to the Agreement; and

WHEREAS, Customer desires to use and CSG agrees to provide additional functionality to ACPV in support of Customer’s Direct Inward Dialing (“DID”) such that ACPV will have the capability to support Customer’s ********* ****** ********* (the “DID Enhancement”); and

WHEREAS, Customer desires and CSG agrees to provide DID Enhancement for Customer’s Connected Subscribers, as defined in the Agreement.

NOW, THEREFORE, CSG and Customer agree as follows, as of the Effective Date (defined below):

1.    Customer hereby requests and CSG agrees to configure and implement the DID Enhancement for Customer’s access. CSG shall provide and support the DID Enhancement for Customer’s DID capability for the fees provided in Schedule F of the Agreement.

CSG shall configure and implement the functionality of the DID Enhancement of Customer’s ********* ****** ********* for Connected Subscribers pursuant to that certain Statement of Work to be executed by CSG and Customer (CSG document no. 4113331) (the "SOW").

CSG will support Customer’s DID capability via ACPV in conjunction with Customer’s ********* ****** ********* held by CSG by automating Customer’s CSRs’ capture of assigned numbers to create a block of numbers (the “DID Block”).

The DID Enhancement available to Customer will include functionality for the:

•	Ability to assign a block of Customer’s telephone numbers from Customer’s ********* ****** ********* held by CSG for Customer’s Subscribers’ accounts at the time of ordering
•	Ability to assign multiple DID Blocks to a single service to Customer’s Subscribers’ account(s)
•	Ability to downgrade a DID Block without having to downgrade the Customer’s service to which the DID Block was assigned
•	Ability to port in/port out a DID Block to accommodate Customer’s change of telco provider(s)

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

•	Ability to transfer a DID Block to another Subscriber account
•	Ability to restart a DID Block in a Subscriber account
•	Ability to provide DID Block details to Customer’s provisioning partner via Service Order Distribution Interface (“SODI”)
•	Ability to print the DID Block of telephone numbers, with the DID Subscriber call detail records, on Subscribers’ statements treated as a single block.

The DID Enhancement is dependent upon Customer’s use of CSG’s ACP Commercial Services.

2.    Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F, "Fees," "CSG SERVICES," Section I, "Processing," subsection c), “Ancillary Voice Services,” shall be amended to add a new subsection L, titled "Direct Inward Dialing Enhancement (DID Enhancement)," to include the following fees:

Description of Item/Unit of Measure	Frequency	Fees
L. Direct Inward Dialing Enhancement (DID Enhancement)
1.DID Enhancement Access Fee (Note 1) (Note 2) (Note 3)	********	$**********
2.DID Enhancement Maintenance Fee (Note 4) (Note 5) (Note 6)
a.***** * through **	*******	$*********
b.***** ** and ******	*******	$********

Note 1: As part of the DID Enhancement Access Fee, CSG shall make available *** ******** **** ******* (*****) ***** of technical services for configuration and implementation of the DID Enhancement.  In the event ***** in excess of *** ******** **** ******* (*****) are deemed necessary by Customer to complete the configuration and implementation of the DID Enhancement, Customer may authorize additional ***** and such ***** in excess of *** ******** **** ******* (*****) ***** will be invoiced by CSG to Customer for actual excess ***** used at the ****-******* ********* ******** ****** ****.

Note 2: Configuration and implementation of the DID Enhancement for the Connected Subscribers will be pursuant to that certain Statement of Work (CSG document no. 4113331) (the “SOW”) to be executed by the parties.

Note 3: Upon the Effective Date of the Ninety-fourth Amendment, CSG shall invoice Customer and Customer shall pay the DID Enhancement Access Fee in accordance with the terms and conditions of the Agreement.

Note 4: Upon the actual Completion Date, as defined in the SOW, CSG shall begin invoicing Customer and Customer shall pay the DID Enhancement Maintenance Fee pursuant to section L.2 of the table above. For purposes of clarification, the DID Enhancement Maintenance Fees are applicable to support the DID Enhancement under this Agreement and the DID Enhancement provided under the CSG Master Subscriber Management System Agreement executed as of March 13, 2003 (CSG document no. 1926320) (The “Charter [TWC} Agreement”).

Note 5: In the event Customer desires to discontinue use of the DID Enhancement, Customer shall provide CSG with prior written notice no less than ***** (**) **** prior to the date of such discontinuance (email is sufficient).

Note 6: For clarification purposes, the DID Enhancement Maintenance Fee is subject to increase pursuant to Section 5.3 of the Agreement.

3.    Additionally, CSG and Customer acknowledge and agree that it is the intent of the parties that, in addition to Customer’s use of the DID Enhancement for Connected Subscribers under the Agreement, Customer will participate in the DID Enhancement under the Charter [TWC] Agreement without incurring any additional fees as such rights will be set forth in that certain One Hundred Eleventh Amendment to the Charter [TWC] Agreement.  Customer acknowledges and agrees the payment of fees in this Amendment is a condition of Customer’s receipt of the DID Enhancement under the Charter [TWC] Agreement.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: SVP, General Counsel & Secretary
Title: SVP, Billing Strat & Opns	Title: Gregory Cannon
Date: 3-10-17	Date: Mar 13, 2017